UNITED MOBILE SOLUTIONS, LLC

AND AFFILIATES

COMBINED FINANCIAL STATEMENTS

For the Years Ended December 31, 2014 and 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Member of United Mobile Solutions, LLC; United Prepaid, LLC; and International Touch Point, LLC

We have audited the accompanying combined balance sheets of United Mobile Solutions, LLC; United Prepaid, LLC; and International Touch Point, LLC as of December 31, 2014 and 2013, and the related combined statements of operations, member’s deficit and cash flows for each of the years then ended. United Mobile Solutions, LLC; United Prepaid, LLC; and International Touch Point, LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We were not engaged to examine management’s assertion about the effectiveness of United Mobile Solutions, LLC; United Prepaid, LLC; and International Touch Point, LLC’s internal control over financial reporting as of December 31, 2014 and, accordingly, we do not express an opinion thereon.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of United Mobile Solutions, LLC; United Prepaid, LLC; and International Touch Point, LLC as of December 31, 2014 and 2013, and the combined results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred operating losses, has incurred negative cash flows from operations and has a working capital deficit. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ D. Brooks and Associates CPA’s, P.A.
D. Brooks and Associates CPA’s, P.A.
West Palm Beach, FL
January 26, 2016

D. Brooks and Associates CPA’s, P.A. 319 Clematis Street Suite 318, West Palm Beach, FL 33401 – (561) 429-6225

F-1

UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

COMBINED BALANCE SHEETS

	December 31,
	2014	2013
ASSETS
Current Assets:
Cash and cash equivalents	$42,363	$256,166
Accounts receivable, net	489,165	750,702
Inventory, net	763,152	729,854
Prepaid expense	32,335	15,278
Total current assets	1,365,051	1,752,000

Property and equipment, net	399,818	196,576
Customer list, net	38,036	11,900
Total assets	$1,764,869	$1,960,476

LIABILITIES AND MEMBER’S DEFICIT
Current liabilities:
Accounts payable and accrued expense	$2,613,198	$1,456,996
Line of credit	290,000	500,000
Notes payable and capital leases, current portion	96,388	59,996
Due to member	247,419	395,459
Total current liabilities	3,247,005	2,412,451

Notes Payable, net of current portion	379,090	11,978

Total liabilities	3,626,095	2,424,429

Member’s Deficit	(1,861,226)	(463,953)

Total liabilities and member’s deficit	$1,764,869	$1,960,476

The accompanying notes are an integral part of these combined financial statements.

F-2

UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

COMBINED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2014	2013

Revenue	$17,139,231	$14,960,951
Cost of Goods Sold	13,925,859	12,126,322
Gross profit	3,213,372	2,834,629

Operating Expenses:
General and administrative expense	3,337,972	2,642,057
Depreciation and amortization	89,976	35,805
Income (loss) from operations	(214,576)	156,767

Other expenses:
Bad debt expense	(751,262)	(73,107)
Interest expense	(397,867)	(52,371)
Total other expense	(1,149,129)	(125,478)

Net Income (Loss)	$(1,363,705)	$31,829

The accompanying notes are an integral part of these combined financial statements.

F-3

UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

COMBINED STATEMENT OF MEMBER’S DEFICIT

YEARS ENDED DECEMBER 31, 2014 AND 2013

Member’s
Deficit

Balance January 1, 2012	$(478,156)

Members distribution	(17,086)
Net income	31,289

Balance December 31, 2013	(463,953)

Member’s contribution	110,000
Member’s distribution	(143,568)
Net loss	(1,363,705)

Balance December 31, 2014	$(1,861,226)

The accompanying notes are an integral part of these combined financial statements.

F-4

UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

COMBINED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2014	2013
Cash flows from operating activities:
Net income (loss)	$(1,363,705)	$31,289
Adjustments to reconcile net income (loss) to net cash
Provided by operating activities:
Depreciation and amortization	89,976	35,805
Changes in operating assets and liabilities:
Accounts receivable	261,537	(338,071)
Accounts payable and accrued expense	1,156,202	598,394
Inventory	33,298	(294,005)
Prepaid	(17,057)	104,208
Net cash provided by operating activities	93,655	137,620

Cash flows from investing activities:
Payment of software development cost	(270,162)	—
Purchase of property and equipment	(6,092)	(109,915)
Proceeds from note receivable	—	56,934
Purchase of customer list	(43,100)	(11,900)
Net cash used in investing activities	(319,354)	(64,881)

Cash flows from financing activities:
Proceeds (repayments) from notes payable and line of credit	193,504	(130,971)
Proceeds from (repayments of) members loans	(148,040)	181,259
Member contribution	110,000	—
Distribution to members	(143,568)	(17,086)
Net cash provided by financing activities	11,896	33,682

Net increase (decrease) in cash	(213,803)	355,655
Cash – beginning of year	256,166	(99,489)
Cash – end of year	$42,363	$256,166

SUPPLEMENT DISCLOSURES:
Interest paid	$397,867	$52,371
Income taxes paid	$—	$—

The accompanying notes are an integral part of these combined financial statements.

F-5

UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

NOTES TO THE COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 1 - ORGANIZATION

Nature of Operations – United Mobile Solutions, LLC, headquartered in Norcross, Georgia, was formed in May 2010 in the state of Georgia and is in the business of providing Value added products and services to T-Mobile dealers, mobile virtual network operations dealers, wireless product and service resellers, exclusive carrier agents, distributors and wholesalers nationwide. In addition to its products and services, the Company is also a authorized Master Agent and wholesale partner of T-Mobile U.S.A. contracted to do business in the southeastern region of the U.S.A including Texas. Where the company provides training and development, new dealer recruitment, retail store development and commissions processing for its sub agents to its customers. These combined financial statements include the results of United Prepaid, LLC, a Georgia limited liability company, which was originally formed as Global Tristar Distribution, LLC on April 12, 2006 for the purpose of enabling its customers to accept wireless prepaid replenishment and marketing of prepaid cell phone air time and International Touchpoint, LLC a limited liability company formed on March 12, 2014 in Texas for the purpose of refurbishing cell phones for resale. Together, these entities are referred to as the “Company”

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination

The combined financial statements of the Company include the Company and two affiliated entities with common ownership. All material intercompany balances and transactions have been eliminated.

Basis of Accounting

The accompanying combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Financial Accounting Standards Board (“FASB”) has established the FASB Accounting Standards Codification (“ASC”) as the single source of authoritative GAAP.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates include the allowances for doubtful accounts receivable, inventory obsolescence, and the estimated lives of property, equipment, software and customer lists.

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Revenue Recognition

The Company recognizes revenue from product sales or services rendered when the following four revenue recognition criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectability is reasonably assured. Revenue is recognized upon shipment of products to the customer, and commissions are earned during the period in which the underlying activity occurs.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable represents amounts due from customers from the sale of goods and services. The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable. The allowance for doubtful accounts totaled $191,586 and $16,354 as of December 31, 2014 and 2013, respectively.

Inventory

Inventories consisting of merchandise for resale are stated at the lower of cost (specific identification) or market (net realizable value). The Company maintains an allowance for obsolete inventory based on an analysis of the slow moving inventory. The allowance for obsolete inventory totaled $454,741 and $514,806 as of December 31, 2014 and 2013, respectively.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. There were no such disposals for the years ended December 31, 2014 and 2013. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. Depreciable lives for software, vehicles, furniture, fixtures, computers and equipment range from three to five years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

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Software Development

The Company through an affiliate, developed software customized to their specific use. The software was based on the direct expenses of the employees development time plus consulting fees paid to an outsource company. Upon completion and the software being put into use, the amount was capitalized and will be amortized over a 5 year life. The Company capitalized the cost incurred from the time feasibility was determined through implementation. Such costs totaled $270,162 for the year ended December 31, 2014.

Fair Value of Financial Instruments

The Company’s financial instruments are cash and cash equivalents, accounts receivable, due to members accounts payable, a bank line of credit, and long-term debt. The recorded values of cash and cash equivalents, accounts receivable, and accounts payable approximate their fair values based on their short-term nature. The recorded values of the line of credit and long-term debt approximate their fair values, as interest rates approximate market rates.

Income Taxes

The Company, with the consent of its member, has elected under the Internal Revenue Code to be taxed essentially as a partnership. In lieu of federal income taxes, the member of the member of the Company is taxed on proportionate share of the Company’s taxable income. Management has evaluated the effect of the guidance provided by U.S. Generally Accepted Accounting Principles on Accounting for Uncertainty in Income Taxes. Management has evaluated all other tax positions that could have a significant effect on the financial statements and determined the Company had no significant uncertain tax positions at December 31, 2014 and 2013.

Advertising

The Company expenses advertising costs as they are incurred. During the year ended December 31, 2014 and 2013, the Company incurred advertising costs of $5,605 and $20,664, respectively.

Shipping and Handling Costs

Shipping and handling costs are included in Cost of Sales and totaled $198,768 and $172,903 for the years ended December 31, 2014 and 2013, respectively.

Concentrations

The Company is economically dependent on having access to the inventory financing agreements described in Note 4 in order to conduct its operations. Also, the Company relies on third-party equipment manufacturers or suppliers for all of its supply of phone products.

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NOTE 3 - GOING CONCERN CONSIDERATIONS

As shown in the accompanying financial statements, the Company incurred a net loss of $1,363,705 for the year ended December 31, 2014. As of December 31, 2014, the Company reported a working capital deficit of $1,881,954, The Company’s ability to generate continued positive cash flows is dependent on the ability to grow its operating entity as well as the ability to raise additional capital. Management is following strategic plans to accomplish these objectives, but success is not guaranteed. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2014 and 2013 are summarized as follows:

	2014	2013
Computers	$33,169	31,204
Equipment	46,142	42,691
Software	370,514	98,869
Furniture & fixtures	29,601	28,751
Leasehold	73,927	73,928
Vehicles	21,803	21,803
Total	$575,156	$287,237
Less accumulated amortization	(175,338)	(90,661)
Property and equipment, net	$399,818	$196,576

Property under capital leases are included in above property and equipment as follows:

As of December 31,	2014	2013
Vehicle and equipment, cost	$31,979	$31,979
Less accumulated amortization	(14,038)	(7,641)
Vehicle and equipment, net	$17,941	$24,337

Depreciation and amortization expense was $35,805 and $89,976 for the years ended December 31, 2014 and 2013, respectively.

NOTE 5 - DEBT

Term Loan – On July 19, 2012 the Company entered into a thirty sixth-month term loan agreement with Chase Bank totaling $183,000. The loan accrued interest at 5.08% per annum. The loan was paid off in equal monthly principal and interest payments of $5,498 with the final payment on October 19, 2014. The loan was collateralized by substantially all business assets. The outstanding balance on the term loan was $53,015 at December 31, 2013.

On June 2, 2014, the Company entered into a Credit Cash Receivable Advance Agreement with Cash NJ, LLC providing an advance to the Company of up to $750,000. The advances bear interest of 14.67% per annum. The loan is to be paid off with equal daily principal and interest payments of $4,269 with any outstanding balance payable by March, 2015. The outstanding balance of the advances was $197,135 at December 31, 2014.

F-9

On July 23, 2014, the Company entered into a sixty-month term loan agreement with Chase Bank totaling $500,000. The loan bears interest at 5.50% per annum. The loan is to be repaid in equal monthly installments of $9,570 commencing August 23, 2014. All unpaid principal and accrued and unpaid interest is due on July 23, 2019. The outstanding balance on the term loan was $463,500 at December 31, 2014. Borrowings under the term loan are subject to restrictions on indebtedness, distributions, financial guarantees, and other related items. As of December 31, 2014, the Company is in compliance with all covenants.

On September 10, 2012 the Company entered into a 34 month lease totaling $10,176 with an annual interest rate of 20%. Monthly payments are $382.66. As of December 31, 2014 and 2013 the outstanding principal balance due was $1,419 and $5,295, respectively.

On November 11, 2012 the Company entered into a 60 month lease totaling $16,803 with an annual interest rate of 6.69% with Toyota Finance. Monthly payments are $327. As of December 31, 2014 and 2013 the outstanding principal balance due was$10,599 and $13,664, respectively.

Principal payments due by year are presented as follows:

Years Ending December 31	Amount Due
2015	$293,523
2016	100,312
2017	105,969
2018	108,047
2019	64,762
Total	$672,613

As of December 31, 2014 the minimum lease payments under the Company’s capital lease obligations are as follows

2015	$5,401
2016	3,925
2017	3,598
Total	12,924
Less interest	1,171
Net minimum lease payments under capital lease	$11,753

F-10

NOTE 6 - LINES OF CREDIT

The Company has available a revolving line of credit with a bank for the lesser of (a) $500,000 or (b) the sum of 80% of eligible trade accounts receivable, 50% of eligible inventory, and 40% of equipment, as defined. The line of credit was extended on July 23, 2014 and expired on July 23, 2015. Prior to the 2014 extension, borrowings under the line of credit accrued interest at LIBOR plus 4.081%. The borrowings under the current line of credit bear interest at LIBOR plus 4.848%. As of December 31, 2014 and 2013, the interest rate was 5.012% and 4.248%, respectively. All borrowings are collateralized by substantially all assets of the Company. The outstanding balance on the line of credit was $290,000 and $500,000 at December 31, 2014, and December 31, 2013, respectively. Borrowings under the line of credit are subject to restrictions on indebtedness, distributions, financial guarantees, and other related items. As of December 31, 2014, the Company is in compliance with all covenants.

NOTE 7 - FINANCING AGREEMENTS

The Company maintains inventory financing agreements with lending institutions. The financing agreements are secured by the inventory and related accounts receivable related to each inventory purchase financed through the agreements. The financings agreements below provide for automatic renewals with no change in terms unless either party requests that it not be renewed 90 days in advance of the renewal date.

On September 18, 2013, the Company entered into a twenty four-month inventory financing agreement with Curve Commercial Services, LLC with a total credit line available of $500,000. Purchases made by the Company through the financing agreement bear interest at 18% per annum plus an admin fee of 1% of the gross face amount of each supplier’s invoice. The Company is required to purchase a minimum of $500,000 through the agreement on a quarterly basis or will be charged the greater of (i) one percent of the difference between the amounts of goods purchased by the Company based upon accepted purchase orders during that quarterly period and the minimum purchase amount or (ii) an amount equal to what would have been charged had the Company achieved the minimum purchase amount. Purchases through the financing agreement were $3,291,999 and $1,030,763 for the years ended December 31, 2014 and 2013, respectively. Amounts due under the arrangement were $700,140 and $421,663 as of December 31, 2014 and 2013, respectively.

On January 5, 2014, the Company entered into a separate twenty four-month inventory financing agreement with ProcurePal, LLC with a total credit line available of $500,000. Purchases made by the Company through the financing agreement bear interest at 10% plus an admin fee of 1% of the gross face amount of each supplier’s invoice. The Company will receive an 8% interest rebate if the invoice is paid within 30 days and a 6% rebate if the invoice is paid within 60 days. The Company is required to purchase a minimum of $500,000 through the agreement on a semi-annual basis or will be charged a fee equal to two percent of the difference between the invoiced amount of goods purchased by the Company during the semi-annual period and the minimum purchase amount with a minimum charge of $2,500. Purchases through the financing agreement were $2,122,724 for the year ended December 31, 2014. Amounts due under the arrangement, included in accounts payable and accrued expenses on the accompanying combined balance sheet were $256,779 and $0 as of December 31, 2014 and 2013, respectively.

F-11

The total interest expense related to the inventory financing agreements was $353,140 and $52,371 for the year ended December 31, 2014 and 2013, respectively.

NOTE 8 - RELATED PARTY

During the years ended December 31, 2014 and 2013 the Company’s sole member has loaned the Company money for use in its operations. The loans bear no interest and are payable on demand. As of December 31, 2014 and 2013 the Company owed the member $247,419 and $395,459, respectively.

NOTE 9 - LEASE COMMITMENTS AND CONTINGENCIES

The Company leases certain office facilities under long-term non-cancelable operating leases. The leases expire at various dates through 2018. The leases provide for increases in future minimum annual rental payments based on defined increases included in the lease agreements. Also, the agreements generally require the Company to pay executory costs (real estate taxes, insurance, and repairs). Future minimum rental commitments under these operating leases are as follows:

Years Ending December 31	Minimum Lease Commitments	Sub-lease Income	Lease Commitments
2015	147,166	(10,841)	136,325
2016	57,450	-	57,450
2017	43,357	-	43,357
2018	14,050	-	14,050
Total	$262,023	$(10,841)	$251,182

Rent expense, included in operating expenses, from leasing arrangements was $126,334 and $81,220 for the years ended December 31, 2014 and 2013, respectively, which is net of sub-lease rent income of $39,999 and $39,829 for the years ended December 31, 2014 and 2013, respectively.

NOTE 10 - IMPAIRMENT OF ASSET

During the year ended December 31, 2014, the Company reserved of $518,471 it had lent to third party. The Company deemed the investment as not collectible and thus elected to reduce its value to zero. Should the Company collect any or all of the impaired investment; the amount collected will be treated as other income.

NOTE 11 - SUBSEQUENT EVENTS

On January 5, 2015, the Company amended its inventory financing agreement with Curve Commercial Services, LLC. The agreement is twenty-four months and the terms of the financing agreement are the same terms as the Procure Pal, LLC agreement discussed in Note 4.

On January 9, 2015 the Company entered into a twenty four-month term loan totaling $250,000 with Curve Commercial Services, LLC. The term loan bears interest at 18.00% per annum. The Company will pay monthly principal and interest payments commencing on January 12, 2015 and on the first day of each consecutive month. The remaining principal balance, plus all accrued but unpaid interest, is due and payable on the maturity date of January 9, 2017.

On September 2, 2015 the Companies entered into an agreement with ITalk, Inc, whereas the ownership of the Companies will receive $10 and 85% of the fully diluted restricted common shares outstanding of ITalk.

The company has evaluated subsequent events through January 26, 2016 which is the date the financial statements were available for issuance.

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